ACCESSOR FUNDS, INC.

                          Supplement dated June 3, 2008
               to the Advisor Class Shares, Investor Class Shares,
           A & C Class Shares, Limited Duration U.S. Government Fund,
                 Total Return Fund, Strategic Alternatives Fund,
              U.S. Government Money Fund Advisor Class Shares and
             U.S. Government Money Fund Institutional Class Shares
                       Prospectuses dated April 29, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE ADVISOR CLASS SHARES, INVESTOR CLASS SHARES, A & C CLASS SHARES, LIMITED DURATION U.S. GOVERNMENT FUND, TOTAL RETURN FUND, STRATEGIC ALTERNATIVES FUND, U.S. GOVERNMENT MONEY FUND ADVISOR CLASS SHARES AND U.S. GOVERNMENT MONEY FUND INSTITUTIONAL CLASS SHARES PROSPECTUSES, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

The investment adviser to Accessor Funds, Inc., Accessor Capital Management, LP, has entered into an agreement to sell substantially all of its assets to Forward Management LLC (the "Transaction"). The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the agreement and is expected to be completed in the third quarter of 2008.

The Board of Directors of Accessor Funds, Inc. has, in connection with this Transaction, approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which each Accessor Fund will merge into a newly created corresponding fund (a "Forward Fund"), a series of Forward Funds, a separate mutual fund family. The Plan sets forth the terms by which each Accessor Fund will transfer its assets and liabilities to a Forward Fund in exchange solely for voting shares of beneficial interest in the Forward Fund (the "Reorganization"). The Plan will be submitted to shareholders of each Accessor Fund for approval at a special meeting of shareholders to be held in the third quarter of 2008.

Details regarding the proposed Reorganization and the special meeting of shareholders will be contained in a proxy statement which will be mailed to the shareholders in advance of the special meeting.